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                                                                    EXHIBIT 32.2


                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER


                                   PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, John P. Saldarelli, Treasurer and Chief Financial Officer (Principal Financial Officer) of American Property Investors, Inc., the General Partner of American Real Estate Partners, L.P. (the "Registrant"), certify that to the best of my knowledge, based upon a review of the Current Report of the Registrant on Form 8-K as filed with the Securities and Exchange Commission on the date hereof (the "Report"):

            (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

            (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.



                                                  /s/ JOHN P. SALDARELLI
                                           -------------------------------------
                                                    JOHN P. SALDARELLI
                                           TREASURER AND CHIEF FINANCIAL OFFICER
                                             AMERICAN PROPERTY INVESTORS, INC.,
                                                  THE GENERAL PARTNER OF
Date: August 30, 2004                       AMERICAN REAL ESTATE PARTNERS, L.P.